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                                                                    Exhibit 10.1



                                SECOND AMENDMENT
                                      TO
                           LOAN AND SECURITY AGREEMENT

         SECOND AMENDMENT, dated as of November 18, 2003 (the "Amendment"), to the LOAN AND SECURITY AGREEMENT, dated as of December 26, 2001 (as amended by the First Amendment to the Loan and Security Agreement, dated as of December 31, 2002, and as further modified, amended and/or restated from time to time, the "Loan Agreement"), among AMTROL HOLDINGS, INC., a Delaware corporation ("Holdings" or "Guarantor"), AMTROL INC., a Rhode Island corporation ("AMTROL"), WATER SOFT INC., a Rhode Island corporation ("Water Soft"), AMTROL CANADA LTD., an Ontario corporation (each individually, a "Borrower" and collectively the "Borrowers"), CYPRESS MERCHANT BANKING PARTNERS, L.P. ("CMBP") and CYPRESS OFFSHORE PARTNERS, L.P. ("COP"; together with CMBP, the "Lenders").

                                    Preamble

         Pursuant to the Loan Agreement, the Lenders made (i) term loans to the Borrowers on the Closing Date (as defined in the Loan Agreement) and (ii) Tranche B Loans to the Borrowers from time to time.

         The Borrowers request that the Lenders agree to amend the Loan Agreement to permit the Borrowers to borrow additional Tranche B Loans from the Lenders from time to time in an aggregate principal amount not to exceed $6,300,000 to be used to repurchase Senior Subordinated Notes (as defined in the Loan Agreement).

         Based upon the terms and conditions set forth herein, the Foothill Agent and the Lenders have agreed to such amendments. Accordingly, the Borrowers, Holdings and the Lenders hereby agree as follows:

         1. Definitions. All capitalized terms used herein which are defined in the Loan Agreement and not otherwise defined herein are used herein as defined therein.


         2. Amendments to Section 2 of the Loan Agreement (The Loans and the Notes).

         (a) Section 2 of the Loan Agreement is hereby amended by deleting clause (b) thereof in its entirety and substituting in lieu therefor the following new clause (b):

         "(b) Tranche B Loans. At any time and from time to time after the Closing Date, each Lender agrees to make term loans (individually, a "Tranche B Loan" and collectively, the "Tranche B Loans"; together with the Tranche A Loans, the "Loans") to AMTROL in an aggregate principal amount not to exceed $7,022,880.00 for CMBP and $400,400.00 for COP. The proceeds of the Tranche B Loans will be used to repurchase Senior Subordinated Notes."
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         (b) Clause (c) of Section 2 of the Loan Agreement is hereby amended by deleting subsections (B), (C), (D) and (E) thereof in their entirety and substituting in lieu therefor the following new subsections (B), (C) and (D) and relettering subsection (F) to be subsection (E):

         "(B) the proposed Borrowing Date is on or prior to December 31, 2003;

         (C) after giving effect to the requested Tranche B Loan to be made on such Borrowing Date the aggregate amount of Tranche B Loans is less than or equal to $7,423,280.00;

         (D) the proceeds of the Tranche B Loans shall be used to repurchase Senior Subordinated Notes.

         3. Amendment to Section 6 of the Loan Agreement (Representations and Warranties). Section 6(v) of the Loan Agreement is hereby amended by deleting it in its entirety and substituting in lieu therefor the following new Section 6(v):

         "(v) Senior Subordinated Notes. The subordination provisions contained in the Senior Subordinated Notes are enforceable by the Lenders against the Borrowers and the holders of such Senior Subordinated Notes, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (regardless of whether enforcement is sought in equity or at law) and an implied covenant of good faith and fair dealing and all Cypress Obligations of Borrowers are or will be within the definition of (and are hereby designated as) "Designated Senior Indebtedness" included in such provisions of the Indenture and Senior Subordinated Notes."

         4. Representations and Warranties. Borrowers and Guarantor hereby represent and warrant to Lenders that:

            (a) Borrowers and Guarantor is duly organized and existing and in good standing under the laws of its respective jurisdiction of formation and is duly qualified to do business in every jurisdiction where the failure to be so qualified reasonably could be expected to have a Material Adverse Change;

            (b) Borrowers and Guarantor each have all requisite power and authority necessary to enter into this Second Amendment, to amend the Cypress Mortgages ("Cypress Mortgage Amendments"), to enter into the First Amendment and Waiver, dated as of November 18, 2003, to the Foothill Loan Agreement (the "Foothill First Amendment"), to amend the mortgages securing the Foothill Obligations (collectively, the "Related Foothill Amendments) and to perform its respective obligations under this Second Amendment, the Cypress Mortgage Amendments, the Foothill First Amendment and the Related Foothill Amendments;

            (c) Borrowers and Guarantor each have taken all corporate action necessary to be taken by it to authorize the execution and delivery of this Second Amendment, the Cypress Mortgage Amendments, the Foothill First Amendment and the Related Foothill

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Amendments. This Second Amendment, the Cypress Mortgage Amendments, the Foothill
First Amendment and the Related Foothill Amendments have been duly executed and delivered by Borrowers and Guarantor and constitute legal, valid and binding obligations of Borrowers and Guarantor, enforceable against Borrowers and Guarantor in accordance with their respective terms;

            (d) After giving effect to the amendments and waivers herein, no event has occurred and no condition exists which constitutes a Default or an Event of Default under the Loan Agreement or the other Loan Documents; and

            (e) The Loan Agreement and all other Loan Documents and all representations, warranties, terms and conditions therein remain in full force and effect, each Borrower and Guarantor hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof and (ii) confirms and agrees that to the extent that any such Loan Document purports to grant a security interest in or Lien on, any collateral as security for the obligations of the Borrowers or the Guarantor from time to time existing in respect of the Loan Agreement and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

         5. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein referred to as the "Effective Date"):

            (a) immediately prior to and after giving effect to this Amendment, the representations and warranties contained in this Amendment and in Section 6 of the Loan Agreement and each other Loan Document shall be correct in all material respects on and as of the Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date);

            (b) no Default or Event of Default shall have occurred and be continuing on the Effective Date or result from this Amendment or the Foothill First Amendment becoming effective in accordance with its terms;

            (c) the Lenders shall have received all counterparts of this Amendment, duly executed by the Lenders, the Borrowers and the Guarantors and duly acknowledged and agreed upon by the Foothill Agent;

            (d) the Lenders shall have received a copy of the Foothill First Amendment and any other agreement, document or instrument related thereto, each certified by an Authorized Person of AMTROL as true, complete and correct and in full force and effect on the Effective Date;

            (e) pursuant to Section 14(b) of the Intercreditor Agreement, dated as of December 26, 2001 (as hereafter modified, amended and/or restated from time to time, the "Intercreditor Agreement"), among the Foothill Agent, the Lenders, the Borrowers, Holdings and

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AMTROL International Investments Inc., the Foothill Agent must have provided its written consent of this Amendment to the Lenders; and

            (f) all legal matters incident to this Amendment shall be reasonably satisfactory to the Lenders and their counsel.

         6. Covenant. No later than 30 days after the Effective Date, AMTROL shall execute and deliver to the Lenders amendments and other documents reasonably requested by the Lenders necessary to amend the Cypress Mortgages, each in form and substance satisfactory to the Lenders.

         7. Continued Effectiveness of the Loan Agreement and the other Loan Documents. Each Borrower and Guarantor hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date (x) all references in any such Loan Document to "the Loan and Security Agreement", the "Loan Agreement", the "Agreement", "thereto", "thereof", "therein", "thereunder", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment and (y) all references in any such Loan Document to "the Intercreditor Agreement", the "Agreement", "thereto", "thereof", "therein", "thereunder", "hereunder", "herein", "hereof" or words of like import referring to the Intercreditor Agreement shall mean the Intercreditor Agreement as modified by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Lenders, or to grant a security interest in or Lien on, any collateral as security for the obligations of the Borrowers or the Guarantors from time to time existing in respect of the Loan Agreement and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

         8. Miscellaneous.

            (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

            (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            (c) This Amendment shall be governed by and construed in accordance with, the laws of the State of New York.

            (d) Borrowers will pay on demand all reasonable fees, costs and expenses of the Lenders in connection with the preparation, execution and delivery of this

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Amendment including, without limitation, reasonable fees disbursements and other charges of Simpson Thacher & Bartlett LLP, counsel to the Lenders.

                                      -5-
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

                                     CYPRESS MERCHANT BANKING PARTNERS, L.P.

                                            By: CYPRESS ASSOCIATES, L.P.,
                                                 its General Partner

                                              By:  CYPRESS GROUP, L.L.C.,
                                                  its General Partner

                                     By:  /s/ David P. Spalding
                                          --------------------------------------
                                          Name:
                                          Title:

                                     CYPRESS OFFSHORE PARTNERS, L.P.

                                            By: CYPRESS ASSOCIATES, L.P.,
                                                 its General Partner

                                                 By:  CYPRESS GROUP, L.L.C.,
                                                        its General Partner

                                     By:  /s/ David P. Spalding
                                          --------------------------------------
                                          Name:
                                          Title:

                                     AMTROL INC.,
                                     as a Borrower

                                     By:  /s/ Larry T. Guillemette
                                          --------------------------------------
                                          Name: Larry T. Guillemette
                                          Title: Executive Vice President and
                                                  Chief Financial Officer
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                                     WATER SOFT INC.,
                                     as a Borrower

                                     By:  /s/ Larry T. Guillemette
                                          --------------------------------------
                                          Name:  Larry T. Guillemette
                                          Title: Chief Executive Officer
                                                 and President

                                     AMTROL CANADA LTD.,
                                     as a Borrower

                                     By:  /s/ Larry T. Guillemette
                                          --------------------------------------
                                          Name:  Larry T. Guillemette
                                          Title: President

                                     AMTROL HOLDINGS, INC.,
                                     as a Guarantor

                                     By:  /s/ Larry T. Guillemette
                                          --------------------------------------
                                          Name:  Larry T. Guillemette
                                          Title: Treasurer
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                           ACKNOWLEDGEMENT AND CONSENT

                  The undersigned does hereby (a) consent, acknowledge and agree to the transactions described in the foregoing Second Amendment and (b) after giving effect to such Second Amendment, (i) ratifies and confirms each of the Cypress Guaranty, Cypress Stock Pledge Agreement and Cypress Contribution Agreement (together, the "Security Documents") and (ii) confirms and agrees that each such Security Document is, and shall continue to be, in full force and effect, with the Collateral described therein securing, and continuing to secure, the payment of all obligations of the undersigned referred to therein; provided that each reference to the Loan Agreement therein and in each of the other Loan Documents shall be deemed to be a reference to the Loan Agreement after giving effect to such Second Amendment.

                                     AMTROL INTERNATIONAL INVESTMENTS, INC.,
                                                  as Guarantor

                                     By:  /s/ Larry T. Guillemette
                                          --------------------------------------
                                          Name:  Larry T. Guillemette
                                          Title: Chief Executive Officer
                                                 and President

Dated as of November __, 2003